Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Investment Trust
333-03715, 811-07619


A special meeting of the shareholders of each of the funds in Nuveen Investment Trust (the Trust) was held on July 28, 2003 and adjourned to September 10, 2003.

The purpose of the meeting was to

1. elect twelve (12) trustees to serve until their
2. successors shall have been duly elected and
3. qualified;
4. approve changes to each Funds fundamental
5. investment policies.

1. Twelve trustees in total were elected by the
2. shareholders, to serve until the next Annual
3. Meeting and until successors shall have been
4. duly elected and qualified.  The Trustees
5. elected to serve are listed below.

William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Judith M. Stockdale
Timothy R. Schwertfeger
Sheila W. Wellington

The twelve trustees noted above constitute the total number of trustees in office at December 31, 2003.

2. Approval of changes to each Funds
3. fundamental
4. investment policies:

To approve a change to a fundamental investment restriction with respect to lending:

Nuveen Large-Cap Value Fund:
The number of shares voted in the affirmative:
12,418,372
and
the number of negative votes:  841,081

Nuveen Balanced Stock and Bond Fund:
The number of shares voted in the affirmative:
1,345,490
and
the number of negative votes:  61,479

Nuveen Balanced Municipal and Stock Fund:
The number of shares voted in the affirmative:
1,911,406
and
the number of negative votes:  101,747

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,202,895 and
the number of negative votes:  17,431

To approve a change to a fundamental investment restriction with respect to borrowing:

Nuveen Large-Cap Value Fund:
The number of shares voted in the affirmative:
12,348,932
and
the number of negative votes:  872,825

Nuveen Balanced Stock and Bond Fund:
The number of shares voted in the affirmative:
1,339,876
and
the number of negative votes:  59,731

Nuveen Balanced Municipal and Stock Fund:
The number of shares voted in the affirmative:
1,026,931
and
the number of negative votes:  113,405

Nuveen NWQ Multi-Cap Value Fund:
No vote solicited for this matter

In the matter of approving a change to a fundamental investment restriction with respect to diversification:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,204,435
and
the number of negative votes:  16,102

In the matter of approving a change to a fundamental investment restriction with respect to borrowing and senior securities:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,201,713
and
the number of negative votes:  18,824

In the matter of approving a change to a fundamental investment restriction with respect to industry concentrations:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,209,471
and
the number of negative votes:  11,225

In the matter of approving a change to a fundamental investment restriction with respect to real estate:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,203,366
and
the number of negative votes:  17,349

In the matter of approving a change to a fundamental investment restriction with respect to commodities:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,201,942
and
the number of negative votes:  18,314

In the matter of approving a change to a fundamental investment restriction with respect to open-end funds:

Nuveen Large-Cap Value Fund:
No vote solicited for this matter

Nuveen Balanced Stock and Bond Fund:
No vote solicited for this matter

Nuveen Balanced Municipal and Stock Fund:
No vote solicited for this matter

Nuveen NWQ Multi-Cap Value Fund:
The number of shares voted in the affirmative:
1,203,313
and
the number of negative votes:  16,784

Proxy materials are herein incorporated by reference to the SEC filing on June 16, 2003, under Conformed Submission Type N-14/A, accession number 0000950137-03-003374.